ROSS SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JULY 8, 2004

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ross Systems, Inc., a Delaware corporation (the "Company"), will be held on Thursday, July 8th, 2004 at 10:00 a.m., local time, at the Company's executive offices in Atlanta, Georgia located at Two Concourse Parkway, Suite 800, Atlanta, Georgia, 30328, for the following purposes:

      1. To elect directors. The Board of Directors has nominated for re-election the five directors identified in the accompanying Proxy Statement.

      2. To ratify the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal years ending June 30, 2004 and June 30, 2003.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on June 4, 2004 are entitled to vote at the meeting.

                                         FOR THE BOARD OF DIRECTORS

                                         /s/ J. Patrick Tinley
                                         ---------------------------------------
                                          J. Patrick  Tinley
                                          Chairman of the Board

Atlanta, Georgia
June 11, 2004

                                    IMPORTANT

      To ensure your representation at the meeting. Your are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage paid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you return a proxy.

                               ROSS SYSTEMS, INC.

                              TWO CONCOURSE PARKWAY
                                    SUITE 800
                             ATLANTA, GEORGIA 30328

                         ANNUAL MEETING OF STOCKHOLDERS
                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of Ross Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held July 8, 2004 at 10:00 a.m., local time, or at any and all continuation(s) and adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's executive offices in Atlanta, Georgia located at Two Concourse Parkway, Suite 800, Atlanta, Georgia 30328. The telephone number at that location is (770) 351-9600.

      These proxy solicitation materials were mailed on or about June 14, 2004 to all stockholders entitled to vote at the Annual Meeting.

Purposes of the Annual Meeting

      The purposes of the Annual Meeting are to: (1) elect five directors to serve for the ensuing year and until their successors are duly qualified and elected; (2) ratify the appointment of BDO Seidman, LLP as the Company's independent accountants for the 2003 and 2004 fiscal years; and (3) transact such other business as may properly come before the meeting and any and all continuations and adjournments thereof.

      Please note that the Company's proposed merger with chinadotcom is not addressed by this proxy statement and will not be addressed at the Annual Meeting. There will be a separate, special meeting concerning the merger vote. A separate proxy statement will be sent to you in connection with the special meeting.

Record Date, Voting Securities and Share Ownership by Principal Stockholders and Management

      Only stockholders of record at the close of business on June 4, 2004,(the "Record Date") are entitled to receive notice and vote at the Annual Meeting. At the Record Date, 2,883,591 shares of the Company's Common Stock were issued and outstanding and held of record by 465 registered stockholders. At the Record Date, 500,000 of the Company's voting A-Series Convertible Preferred shares were issued and outstanding. The closing price of the Company's Common Stock on the Record Date, as reported by the NASDAQ National Market, was $18.26 per share.

      The following table sets forth the beneficial ownership of Common Stock of the Company as of June 4, 2004 by (a) each director, (b) each of the executive officers identified in the Summary Compensation Table, (c) all directors and executive officers as a group and (d) each person known by the Company to beneficially own more than 5% of any class of the Company's voting securities. Under the rules of the United States Securities and Exchange Commission (the "SEC"), beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of June 4, 2004 through the exercise of any stock option. Shares which the individual has the right to acquire within 60 days of June 4, 2004 are shown in the table below under the column, "Number of Options".


-----------------------------------------------------------------------------------------------------------------------------
Name (3)                                                              Common Stock                     Preference Shares(2)
-----------------------------------------------------------------------------------------------------------------------------
                                                         Number of      Number of    Percentage     Number of     Percentage
                                                         Shares(1)       Options      of Class        Shares       of Class
-----------------------------------------------------------------------------------------------------------------------------
Alvin Johns ......................................         52,159          9,851         2.2%             --           *
-----------------------------------------------------------------------------------------------------------------------------
Robert B. Webster ** .............................         68,777        143,500         7.5%             --           *
-----------------------------------------------------------------------------------------------------------------------------
J. Patrick Tinley ** .............................         31,041        221,470         8.7%             --           *
-----------------------------------------------------------------------------------------------------------------------------
Oscar Pierre Prats ...............................          3,625          3,800           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
Gary Nowacki .....................................             22          5,000           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
Eric W. Musser ...................................             --         23,850           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
Verome M. Johnston ...............................          4,120         18,000           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
Bruce J. Ryan ....................................             --          8,800           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
Frank M. Dickerson ...............................             --         18,000           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
J. William Goodhew, III ..........................             --          8,800           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
Rick Marquardt ...................................            123         12,500           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
Richard Thomas ...................................          1,448          3,750           *              --           *
-----------------------------------------------------------------------------------------------------------------------------
All officers and directors as a group (12
   persons) ......................................        161,315        477,321        16.8%             --           *
-----------------------------------------------------------------------------------------------------------------------------
Benjamin W. Griffith III *** .....................        152,500             --        19.3%        500,000         100%
-----------------------------------------------------------------------------------------------------------------------------

        *   Less than 1%.

       ** Number of options exercisable within 60 days includes accelerated vesting of certain options due to a change of control pursuant to the proposed merger between Ross Systems, Inc. and chinadotcom.

      ***   Total ownership is 652,500 common and common equivalent shares.

(1) The table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated, each of the stockholders named in the table has sole voting investment and /or dispositive power with respect to all shares of Common Stock shown as beneficially owned, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2) These are Series A Convertible Preference Shares with Common Stock voting rights equal to the number of preference shares held on the day of voting. These shares may be converted after June 29, 2002 at the rate of one preference share for one common stock share. These shares must be converted by June 29, 2006.

(3) Each of the above name shareholders can be reached by U.S. mail at Ross Systems, Inc., Two Concourse Parkway, Suite 800, Atlanta, Georgia 30328.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Voting; Quorum; Abstentions and Broker Non-Votes

      Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal One). A plurality of the Votes Cast (see definition below) at the Annual Meeting is required for the election of directors (Proposal One). For all other proposals, the affirmative vote of the majority of the Votes Cast at the Annual Meeting is required for approval.

      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock, present in person or represented by proxy, at the Annual Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

      Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

      Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

      Therefore, for purposes of the election of directors (Proposal One), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same effect as votes against these proposals and broker non-votes will not have any effect on the outcome of the vote.

      Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. Any properly executed proxy on which there are no instructions indicated about a specified proposal will be voted as follows: (i) for the election of the five persons named in this proxy statement as the board of directors' nominees for election to the board of directors; (ii) for the ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the 2003 and 2004 fiscal years. No business other than that set forth in the accompanying notice of annual meeting of stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the proxy will vote the shares they represent as the board of directors may recommend. The persons named in the proxy may also, at their discretion, vote the proxy to adjourn the annual meeting from time to time.

Solicitation

      The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

Deadline for Receipt of Stockholder Proposals for Next Annual Meeting

      Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the eligibility and other requirements of the proxy rules promulgated by the SEC. The next annual meeting, if any, would likely not be held within 30 days of the anniversary of this Annual Meeting. Therefore, proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next annual meeting would have to be received by the Company a reasonable time before the Company begins to print and mail the proxy materials for such next annual meeting, in order for them to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The Company will identify this deadline in a Quarterly Report on Form 10-Q. Assuming that the proposed merger with chinadotcom is completed, there will be no such meeting.

      If a stockholder intends to submit a proposal at the next annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must give timely notice in proper written form of his intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary of the corporation not less than thirty-five (35) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty-five (45) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

      A board of five directors has been nominated by the Nominating Committee for election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below, all of who are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected.

                                                                 Principal                               Director
Name of Nominee                  Age                             Occupation                                Since
---------------                  ---  ----------------------------------------------------------------   ---------
J. Patrick Tinley............    56   Chairman of the Board of the Company, and Chief Executive            1993
                                      Officer of the Company
J. William Goodhew, III......    66   Vice President of Intelligent Systems Corporation                    1997
Frank M.  Dickerson..........    56   Chief Operating Officer of MWH Energy & Infrastructure, Inc.         2001
Bruce J. Ryan................    61   Executive Vice President, Finance and Administration of Global       1992
                                      Knowledge Network, Inc.
Robert B. Webster............    56   Executive Vice President Operations, and Secretary of the            2001
                                      Company

      There are no family relationships among any directors or executive officers of the Company.

      Mr. Tinley was promoted to Chairman & CEO in December 2000. He served as President and Chief Operating Officer from 1995 to June 2000 and President and CEO from July through December 2000. He has been a director of the Company since 1993. Mr. Tinley joined the Company in November 1988 as Executive Vice President, Business Development and has served as Executive Vice President, Product Development and Executive Vice President, Product Development & Client Services. Prior to 1988, Mr. Tinley held management positions with Management Science of America, Inc. and Royal Crown Companies. Mr. Tinley received a Bachelors in Science from Columbus University.

      Mr. Goodhew joined Intelligent Systems Corporation, a publicly traded technology product and services company, as Vice President in January 1997. Prior to that, Mr. Goodhew was President of Peachtree Software, Inc., a privately held software company, from 1984 to 1994. In 1994, Peachtree Software was purchased by Automatic Data Processing, Inc., a publicly traded company providing computerized services. Mr. Goodhew remained at Peachtree Software, Inc. in a managerial capacity until joining Intelligent Systems Corporation.

      Mr. Dickerson is the Chief Operating Officer of MWH Energy & Infrastructure, Inc., a division of MWH Global, Inc., and a member of the Board of MWH Global, Inc. The MWH group was formed out of a merger between Montgomery Watson and Harza Engineering, a power engineering group. Mr. Dickerson was Chairman of the Board of Harza Engineering International, and has also served as Chief Financial Officer and General Counsel of the Group. Prior to joining Harza in 1992, Mr. Dickerson had been Executive Vice President and Chief Financial Officer of Long Lake Energy Company, and Vice President and Chief Financial Officer of Texas International Company. Mr. Dickerson received his Bachelor of Arts in Economics from Washington Square College of New York University in 1970, his Master of Arts in Economics from the University of Chicago in 1972, and his Juris Doctor from the University of Georgia in 1975.

      Mr. Ryan is currently the chairman and interim CEO of InfiniCon Systems, Inc., a solutions provider for InfiniBand technology. Mr. Ryan served as Executive Vice President and Chief Financial Officer of Global

Knowledge Network, Inc., an independent information technology education company from 1998 to 2002. Prior to that, Mr. Ryan was Executive Vice President and Chief Financial Officer of Amdahl Corporation, a computer solutions company. Prior to that, Mr. Ryan was an executive for Digital Equipment Corporation from 1969 to 1994. Mr. Ryan holds a BA in Business Administration from Boston College and an MBA from Suffolk University.

      Mr. Webster, Executive Vice President Operations is also Secretary and a director of the Company. Mr. Webster joined the Company in June 1998 as its CFO and was promoted to his current role in December 2000 and later elected director in August 2001. Mr. Webster is responsible for the consulting services function as well as the administrative, legal, human resource and financial operations of the company worldwide. Mr. Webster holds a BS degree in Accounting and Computer Science, as well as an MBA specialized in Information Systems from St. Peter's College. Mr. Webster is a Certified Public Accountant in the State of Georgia and a member of the AICPA. Mr. Webster, prior to joining the Company served in a progression of more senior financial and general management positions with both Unisys Corporation and Wang Laboratories, Inc. over a twenty year period.

Board Meetings and Committees

      The board of directors of Ross held a total of fifteen meetings including four regularly scheduled quarterly meetings and eleven special and committee meetings during the fiscal year ended June 30, 2003. During fiscal 2003, each director attended at least 93% of the aggregate of (1) the total number of meetings of the board of directors and (2) the total number of meetings held by all committees of the board of directors on which such person served. The board of directors has an Audit Committee, a Compensation Committee, and a Nominating Committee, each of which is composed of independent directors.

      During the year ended June 30, 2003, the Audit Committee of the board consisted of three directors Ryan, Dickerson and Goodhew, none of whom are employees of Ross. The Audit Committee held four meetings during the fiscal year ended June 30, 2003. Following the annual meeting, the board intends to re-appoint directors Dickerson, Ryan and Goodhew, with director Ryan as Committee Chairman. The primary purpose of the Audit Committee is to assist the board of directors in fulfilling its responsibility to oversee Ross' internal and external financial reporting processes so as to ensure the objectivity of Ross' financial statements and its system of internal accounting controls. The Audit Committee recommends engagement of Ross' independent auditors and is primarily responsible for approving the services performed by Ross' independent auditors.

      The Nominating Committee consisted of directors Dickerson, Ryan, and Goodhew. Following the annual meeting, the board intends to re-appoint directors Dickerson, Goodhew, and Ryan, with director Dickerson as Committee Chairman. The Nominating Committee is responsible for making recommendations for the nomination of directors for replacement of resigning members and annual nominations for re-election where appropriate. The committee also monitors the composition of Ross' board of directors to ensure that it meets generally acceptable standards of competence, skills and experience. The Nominating Committee met once during the year ended June 30, 2003. The recommendation of the committee was to nominate existing directors, Ryan, Goodhew, Dickerson, Tinley and Webster for re-election.

      The Compensation Committee of the board consisted of directors Goodhew, Ryan and Dickerson and held seven meetings during the fiscal year ended June 30, 2003. Following the annual meeting, the board intends to re-appoint directors Goodhew, Ryan and Dickerson, with director Goodhew as Committee Chairman. The Compensation Committee makes recommendations to the board regarding Ross' executive compensation policy and grants stock options and administers the 1998 Stock Option Plan.

      Compensation of Directors

      For the fiscal year ended June 30, 2003, non-employee directors were compensated $2,000 for each board of directors meeting attended and $1,000 for participating in any telephonic board of directors meetings which were not regularly scheduled. In addition, directors are reimbursed for travel expenses incurred in connection with attending board of directors meetings. Annually, each non-employee director is automatically granted 4,000 stock options to purchase shares of Ross' common stock pursuant to the terms of the 1998 Stock Option Plan, or the Option Plan.

Options granted to non-employee directors under the Option Plan are not intended by Ross to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Pursuant to the Option Plan, on the annual meeting date, each non-employee director who is elected or re-elected at the meeting is granted options in accordance with the automatic grant. In addition, any non-employee director newly elected to the Board of Directors receives an option for 10,000 shares of Ross' common stock. The 10,000-share option vests 25% a year over four years and the 4,000 share options are fully vested on the dates of grant. The price of all options granted is equal to the closing price of Ross' common stock, as quoted on the NASDAQ National Market, on the date of grant. During fiscal 2003, outside directors were granted a total of 12,000 stock options at an exercise price of $13.16.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF, FRANK M. DICKERSON, J. WILLIAM GOODHEW III, BRUCE J. RYAN, J. PATRICK TINLEY, AND ROBERT B. WEBSTER AS DIRECTORS.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      On July 10, 2002, the Company dismissed Arthur Andersen LLP ("Andersen") as independent public accountants. The Company also engaged BDO Seidman, LLP to serve as the Company's independent public accountants for the year ended June 30, 2002. The audit committee of our board of directors participated in and approved the decision to change independent accountants. Andersen's reports on the Company's financial statements as of and for the years ended June 30, 2000 and June 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years through the date of their dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements. Also, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K. On July 10, 2002, the Company provided Andersen with a copy of the foregoing disclosures. Subsequently, Andersen verbally informed the Company that, effective June 30, 2002, Andersen has stopped responding to notices of changes in certifying accountants due to lack of personnel. Therefore, Andersen did not supply a letter which states whether or not they agree with the Company's disclosures contained in its Form 8-K that initially disclosed this matter.

      The Board appointed BDO Seidman, LLP, ("BDO Seidman") independent certified accountants, as auditors of the consolidated financial statements of the Company for the years ending June 30, 2003 and June 30, 2002.

      The Board has also appointed BDO Seidman, LLP, as auditors of the Company's 2004 fiscal year which will end June 30, 2004. The Board requests ratification of BDO Seidman, LLP, as the Company's 2003 auditors and the appointment of BDO Seidman, LLP, as the Company's 2004 auditors.

      Representatives of BDO Seidman, LLP, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit and Related Fees Billed to us during Fiscal 2003

      Audit Fees

BDO Seidman billed Ross Systems an aggregate of $186,000 for professional services rendered for the (i) audit of the annual consolidated financial statements for fiscal year 2003 included in our Annual Report on Form 10-K and
(ii) the review of the consolidated financial statements included in our quarterly reports on Form 10-Q.

      Financial Information Systems Design and Implementation Fees We did not engage BDO Seidman to provide advice to us regarding financial information systems design and implementation during the fiscal year ended June 30, 2003.

      All Other Fees

BDO Seidman billed Ross Systems an aggregate of $92,000 for all other non-audit services rendered to us during fiscal 2003, including accounting advice, statutory audits and tax services and litigation support.

The following table summarizes the approximate aggregate accounting fees billed to Ross Systems for our 2003 fiscal year:

Audit Fees .........................................................    $186,000
                                                                        --------
Financial Information Systems Design and Implementation Fees .......    $     --
                                                                        --------
All Other Fees:
   Audit-Related Fees(1) ...........................................    $ 11,000
                                                                        --------
   Other Fees(2) ...................................................    $ 81,000
                                                                        --------
Total Fees .........................................................    $278,000
                                                                        ========

----------
(1) Includes fees for assistance with SEC filings and various accounting consultation.

(2) Includes fees for (i) various advisory services related principally to tax preparation services and tax consultation services associated with the development and implementation of international tax strategies and sales taxes ($67,000), and an executive compensation analysis prepared at the request of the independent Board members ($14,000).

      The audit committee has considered and believes that the provision of the other non-audit services by BDO Seidman is compatible with maintaining the auditor's independence. As routine practice, the Audit Committee pre-approves all audit and permissible non-audit services before the Company engages BDO Seidman to perform such services.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED JUNE 30, 2003, AND THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

Code of Ethics

To obtain a copy of the Company's code of ethics, send a letter of request to Verome Johnston, CFO at Two Concourse Parkway, Suite 800, Atlanta, Georgia, 30328.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years ended June 30 by the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during fiscal 2003 (the "Named Executive Officers").

                                                                                                            Long Term
                                                                        Annual Compensation            Compensation Awards
                                                                     ------------------------    -----------------------------
                                                                                     Other        Securities
                                                                                     Annual       Underlying      All Other
                                             Fiscal                              Compensation      Options/     Compensation
Name and Principal Position                   Year     Salary($)     Bonus($)        ($)(3)      SARs (#)(1)        ($)(2)
---------------------------                  ------    ---------     --------    ------------    -----------    -------------
J. Patrick Tinley .......................     2003     $315,000     $165,600(4)     $12,000        100,000         $2,000
   Chairman and Chief Executive .........     2002      307,500      114,000         10,400         15,000          2,000
         Officer ........................     2001      292,500       41,400         10,400         12,000          1,000

Robert B. Webster .......................     2003     $210,000     $110,400(4)     $12,000         70,000         $2,000
   Executive Vice President, and ........     2002      205,000      100,000         12,000         10,000          2,000
         Secretary ......................     2001      195,000       43,000         12,000          9,000          1,000

Gary Nowacki ............................     2003     $179,800     $120,006(5)     $10,000          5,000         $2,000
   VP, North American Sales .............     2002      179,800       56,481         10,000         10,000          2,000
                                              2001      142,000       67,500         10,000          6,500          1,000

Rick Marquardt ..........................     2003     $200,000     $ 62,540(6)     $10,000         10,000         $2,000
   Senior VP, World Wide Sales and
      Marketing .........................     2002      141,160       14,123          7,500         10,000         $2,000

Eric W. Musser ..........................     2003     $175,000     $ 44,275(4)     $10,000         10,000         $2,000
    VP, Development .....................     2002     $178,875       50,000         10,000         10,000         $2,000
                                              2001      151,125       19,000         10,000          9,000          1,000

(1)   The Company has not granted any stock appreciation rights (SARs).

(2) Represents amounts contributed to the Company's 401(k) plan, on behalf of the officer by the Company and premiums paid by the Company on behalf of the officer for term life insurance.

(3)   The amounts included in Other Annual Compensation include auto allowance.

(4)   Represents a bonus earned in fiscal 2002 and paid in fiscal 2003.

(5) Includes a bonus in the amount of $22,997 earned in fiscal 2002 and paid in fiscal 2003.

(6) Includes a bonus in the amount of $6,490 earned in fiscal 2002 and paid in fiscal 2003

Option/SAR Grants in Last Fiscal Year

      The following table describes the grant of options to the Named Executive Officers during fiscal 2003.

                                                                                            Potential Realizable Value at
                                                                                                 Assumed Annual Rates
                                                                                                    of Stock Price
                                                                                               Appreciation for Option
                                                   Individual Grants in Fiscal 2003                     Term (4)
                                            --------------------------------------------    ------------------------------
                               Number of      Percent of
                               Securities        Total
                               Underlying    Options/SARs
                              Options/SARs    Granted to       Exercise
                                Granted      Employees in       Price        Expiration
Name                             (#)(1)     Fiscal Year (2)   ($/Sh) (3)       Date (2)           5%               10%
----                          ------------  ---------------   ----------     -----------       -------         ---------
J. Patrick Tinley.........       50,000          19.8%            7.26        9/24/2012        591,289           941,529
J. Patrick Tinley.........       50,000          19.8%            7.95        12/5/2012        647,486         1,031,013
Robert B. Webster.........       50,000          19.8%            7.26        9/24/2012        591,289           941,529
Robert B. Webster.........       20,000           7.9%            7.95        12/5/2012        258,994           412,405
Rick Marquardt............       10,000             4%            7.26        9/24/2012        118,258           188,306
Eric W. Musser............       10,000             4%            7.26        9/24/2012        118,258           188,306
Gary Nowacki..............        5,000             2%            7.25        11/4/2012         59,047            94,023

(1)   The Company has not granted any SARs

(2) Based on an aggregate of 252,828 options granted to all employees during fiscal year. Options granted in fiscal year 2003 expire in 2012 or 2013 and typically vest annually over four years from the date of grant.

(3) All options were granted at an exercise price equal to the fair market value based on the closing market value of Common Stock on the Nasdaq National Market on the date of grant.

(4) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming the specified compounded rates of appreciation on the Company's Common Stock over the terms of the options. These numbers are calculated based on SEC rules and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any are dependent on the timing of option exercises and the future performance of the Company's Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that the individuals will realize the amounts reflected.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

      The following table provides information related to options exercised by the Named Executive Officers during fiscal 2003 and the number and value of options held at June 30, 2003. The Company has not granted any SARs.

                                                                        Number of Securities            Value of Unexercised
                                                                       Underlying Unexercised               In-the-Money
                                                                          Options/SARs at                 Options/SARs at
                                                                           June 30, 2003                  June 30, 2003(2)
                                                                    ----------------------------    -----------------------------
                                        Shares
                                       Acquired           Value
                                          on            Realized
Name                                  Exercise(#)         ($)(1)    Exercisable    Unexercisable    Exercisable     Unexercisable
--------------------------------      -----------       ---------   -----------    -------------    -----------     -------------
J. Patrick Tinley ..............             --          $    --       36,870          119,350        $58,005          $809,345
Robert B. Webster ..............          3,750           18,900        5,300           83,200          1,760           580,490
Rick Marquardt .................             --               --        2,500           17,500         23,650           139,150
Eric W. Musser .................             --               --       11,300           23,700         51,797           164,352
Gary Nowacki ...................          1,250           14,725        5,125           16,375         26,697           144,247

(1) Based upon the fair market value of one share of the Company's Common Stock on the date the option was exercised, less the exercise price per share multiplied by the number of shares received upon exercise of the option.

(2) Value is based on the difference between the option exercise price and the fair market value at June 30, 2003 ($14.08 per share) multiplied by the number of shares underlying the option.

10-Year Stock Option Repricing

      The following table sets forth certain information regarding the participation of any executive officer in the Company's repricing of stock options for the previous 10 fiscal years.

                                                                                                                   Length of
                                             Number of                                                          Original Option
                                            Securities                                                          Term Remaining
                                            Underlying      Market Price of    Exercise Price                      at Date of
                                           Options/SARs    Stock at Time of      at Time of          New          Repricing or
                             Repricing      Repriced or      Repricing or       Repricing or       Exercise         Amendment
Name and Title                 Date         Amended (#)      Amendment ($)      Amendment ($)      Price ($)        (In Years)
--------------               ---------     ------------    ----------------    --------------      ---------    ---------------
Verome M. Johnston........    9/28/98          1,000            $25.94             $44.38            $25.94           9.9
VP, CFO

Eric W. Musser............    9/28/98              5            $25.94             $36.25            $25.94           5.9
VP, Development               9/28/98             95            $25.94             $52.50            $25.94           6.2
                              9/28/98            120            $25.94             $41.25            $25.94           6.6
                              9/28/98            630            $25.94             $41.25            $25.94           6.6
                              9/28/98          1,000            $25.94             $55.00            $25.94           7.9
                              9/28/98            200            $25.94             $38.13            $25.94           8.6
                              9/28/98            300            $25.94             $38.75            $25.94           8.9
                              9/28/98            650            $25.94             $38.75            $25.94           9.1
                              9/28/98            500            $25.94             $44.38            $25.94           9.9

Oscar Pierre Prats........    9/28/98          1,800            $25.94             $50.63            $25.94           6.6
VP, Global Channels           9/28/98          1,800            $25.94             $65.00            $25.94           8.3

J. Patrick Tinley.........    8/29/94            278            $36.25             $52.60            $36.25           1.5
Chairman, CEO                 8/29/94          1,022            $36.25             $52.60            $36.25           1.5
                              8/29/94          1,200            $36.25             $64.00            $36.25           2.0
                              8/29/94          4,000            $36.25             $72.50            $36.25           3.4

                                                                                                                   Length of
                                             Number of                                                          Original Option
                                            Securities                                                          Term Remaining
                                            Underlying      Market Price of    Exercise Price                      at Date of
                                           Options/SARs    Stock at Time of      at Time of          New          Repricing or
                             Repricing      Repriced or      Repricing or       Repricing or       Exercise         Amendment
Name and Title                 Date         Amended (#)      Amendment ($)      Amendment ($)      Price ($)        (In Years)
--------------               ---------     ------------    ----------------    --------------      ---------    ---------------
                              8/29/94          1,875            $36.25             $87.50            $36.25           4.5
                              9/28/98            250            $25.94             $36.25            $25.94           5.9
                              9/28/98          1,689            $25.94             $36.25            $25.94           5.9
                              9/28/98            920            $25.94             $36.25            $25.94           5.9
                              9/28/98          1,080            $25.94             $36.25            $25.94           5.9
                              9/28/98              5            $25.94             $36.25            $25.94           5.9
                              9/28/98            563            $25.94             $36.25            $25.94           5.9
                              9/28/98          3,288            $25.94             $63.75            $25.94           6.8
                              9/28/98          1,213            $25.94             $63.75            $25.94           6.8
                              9/28/98          4,500            $25.94             $55.00            $25.94           7.9
                              9/28/98          3,931            $25.94             $50.63            $25.94           9.6
                              9/28/98          2,820            $25.94             $50.63            $25.94           9.6

Robert B. Webster.........    9/28/98            900            $25.94             $46.25            $25.94           9.7
Executive VP, Secretary       9/28/98          3,600            $25.94             $46.25            $25.94           9.7

      EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of June 30, 2003 about the common stock of Ross that may be issued upon the exercise of options, warrants and rights under all of Ross' existing equity compensation plans, including the Ross Systems Inc. 1988 Incentive Stock Plan, the 1998 Stock Option Plan and the 1991 Employee Stock Purchase Plan, each as amended.

                                                                                            Number of Securities
                                                                                          Remaining Available for
                                                                                           Future Issuance Under
                               Number of Securities to        Weighted-Average (1)       Equity Compensation Plans
                               be Issued upon Exercise         Exercise Price of           (Excluding Securities
                               of Outstanding Options,        Outstanding Options,         Reflected in the First
                                 Warrants and Rights           Warrant and Rights                 Column)
    Plan Category                         (#)                        ($)(1)                         (#)
---------------------          -----------------------        --------------------       -------------------------
Equity compensation
plans approved by
security holders                       576,063                        $9.62                       266,960

Equity compensation
plans not approved by
security holders                            --                           --                            --

        Total                          576,063                        $9.62                       266,960

(1) Pursuant to a resolution passed by Ross stockholders at the annual meeting held November 15, 2001, the number of shares available for issuance under the 1991 Employee Stock Purchase Plan was automatically increased annually by the lesser of 35,000 shares or 1.5% of the outstanding shares of Ross common stock.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board is comprised of three outside directors of the Company, J. William Goodhew, III, Frank M. Dickerson and Bruce
J. Ryan. Together the committee is responsible for the overall compensation plans which govern the compensation of the Chief Executive Officer and President, as well as the Executive Vice President Operations of the Company.

      The Company's executive pay programs are designed to provide a strong and direct link between Company performance and executive compensation. The Company believes that in order to attract and retain the most qualified executives in the industry, its compensation policies must be competitive with companies in a similar business and of similar size. Accordingly, executive compensation is based on Company and individual performance in relation to annual goals for the executives and the Company. The annual goals set for the executive are based on revenue growth, profitability, cash flow, and stock value appreciation as appropriate for the executive's responsibilities. Executives are provided with a combination of one or more of the following types of compensation: salary, profit sharing and annual bonus, and long-term incentives.

      Salary: All executive officers (other than the Chief Executive Officer) are provided with a fixed annual salary that is reviewed on an annual basis by the Compensation Committee and the Chief Executive Officer. Salary and increases in salary are determined partially by comparison of the executive's salary to salaries for similar positions at comparable companies, the executive's annual performance review, the value of contributions made by the executive and the executive's and the Company's performance in relation to goals established at the beginning of the period.

      In addition to considering the above factors when setting compensation increases, the Compensation Committee also considers the overall financial health of the Company. In years where corporate performance does not equal or exceed Company expectations, executive salary increases for the coming fiscal year may be either reduced or deferred.

      Annual Bonus: The Company motivates its executives to make contributions of outstanding value by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of certain executives' salaries. In fiscal 2003, individual executive bonuses were targeted to be a percentage of the executive's salary. Each executive can potentially earn a percentage of his or her target bonus based on the achievement of the Company's and his or her organization's goals. For all executives, except Mr. Tinley and Mr. Webster, the executive's achievements in relation to established goals are evaluated by the Chief Executive Officer. The Compensation Committee evaluates the performance of the Chief Executive Officer and Executive Vice President. Like other executives, the decision to grant these executives a bonus is based on the performance of the Company and their contributions to the Company in the past fiscal year. The bonus plan is designed such that the executive earns a proportionally higher award if the Company and the executive's organization exceed their goals and a smaller or no award if the Company and the executive's organization do not exceed their goals.

      Long-Term Incentives: The Compensation Committee of the Board believes that employee equity ownership provides significant additional motivation to officers and employees to maximize value for the Company's stockholders, and therefore periodically grants stock options under the 1998 Stock Option Plan. The Committee grants stock options to executive officers at the prevailing market price after considering the recommendation of the Chief Executive Officer, the positive effects the executive has made on the overall performance of the Company, stock option granting policies at companies of similar size in similar industries, and certain other factors. The stock options granted only have value to the executive if the Company's stock price increases over the exercise price. Therefore, the Committee believes that stock options serve to align the interests of option holders closely with those of stockholders because of the direct benefit executive officers receive through improved stock performance. During fiscal 2003, the Committee considered and granted stock options to the executive officers of the Company, including J. Patrick Tinley, the Company's Chairman of the Board. Each of the officers received stock options based on his performance, level of responsibility, and historical and expected contribution to the Company's success.

      Compensation of the Chairman of the Board and Chief Executive Officer: The Salary, and Annual Bonus and Long-Term Incentives of J. Patrick Tinley, the Company's Chairman of the Board and Chief Executive Officer, were determined in accordance with the criteria described in the "Salary", "Annual Bonus," and "Long-Term Incentives" sections of this report. These amounts were designed to compensate Mr. Tinley at prevailing market rates when revenue growth, profitability, cashflow, and stock value appreciation targets are met, and at above market rates when those same targets were exceeded.

      Compensation Limitations: Under Section 162(m) of the Code and regulations adopted thereunder by the Internal Revenue Service in August 1993, publicly-held companies may be precluded from deducting certain compensation in excess of $1.0 million paid to an executive officer in a single year. The regulations exclude from this limit performance-based compensation and stock options, provided certain requirements, such as stockholder approval, are satisfied. The Company believes that none of its employee compensation plans approached this limit during fiscal 2003.

                                COMPENSATION
                                COMMITTEE

                                J. William Goodhew, III
                                Bruce J. Ryan
                                Frank M. Dickerson

      The foregoing Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

Compensation Committee Interlocks and Insider Participation

      For the fiscal year ended June 30, 2003, directors Goodhew, Ryan and Dickerson served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries. In addition, during the fiscal year ended June 30, 2003, no officer of the Company had an "interlock" relationship, as the SEC defines that term, to report.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Exchange Act requires Ross' executive officers and directors to file initial reports of share ownership and report changes in share ownership with the Commission. Such persons are required by Commission regulations to furnish Ross with copies of all Section 16(a) forms, which they file. Based solely on Ross' review of such forms furnished to Ross and written representations from certain reporting persons, Ross believes that for the period July 1, 2002 to June 30, 2003, all Section 16(a) filings were made on a timely basis, except that Mr. Oscar Pierre was late to file a Form 4 with the Commission.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

      The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall this information be incorporated by reference by any general statement incorporating by reference this Proxy into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference.

      Note that the Audit Committee's charter is included as appendix A of this document. Further note that the Board of Directors has determined that Bruce Ryan is an "audit committee financial expert" as defined in item 401(h)(2) of Regulation S-K promulgated by the SEC and is independent of management within the meaning of the Marketplace Rules.

      Below is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended June 30, 2003, which include our consolidated balance sheets as of June 30, 2003 and 2002, and the related consolidated statements of operations, comprehensive income (loss), shareholders' equity, and cash flows for each of the three years in the period ended June 30, 2003 and the notes thereto.

      In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors, which is comprised of three independent directors, has the primary responsibility of overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board. It also recommends to the Board of Directors the appointment of our independent accountants and approves the services performed by the independent auditors. The members of the Audit Committee have been determined to be independent in accordance with the applicable rules of the SEC and Rule 4200(a)(14) of the National Association of Securities Dealers listing standards, i.e., the "Marketplace Rules".

Review and Discussion with Management

      The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended June 30, 2003.

Review and Discussions with Independent Accountants

      The Audit Committee has discussed with BDO Seidman, LLP, our independent accountants, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committee), which includes, among other items, matters related to the conduct of the audit of our financial statements.

Independent Accountant Written Disclosures

      The Audit Committee also has received written disclosures and a letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and has discussed with BDO Seidman, LLP its independence from Ross Systems.

Conclusion

      Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements for the fiscal year ended June 30, 2003 be included in our Annual Report on Form 10-K.

                                   Respectfully submitted by:

                                   The Audit Committee of the Board of Directors


                                   Bruce J. Ryan
                                   J. William Goodhew, III
                                   Frank M. Dickerson

                              CERTAIN TRANSACTIONS

      Under the terms of indemnification agreements with each of Ross' officers and directors, Ross is obligated to indemnify each officer and director against certain claims and expenses for which the director might be held liable in connection with past or future service on behalf of Ross. In addition, Ross' Certificate of Incorporation provides that, to the extent permitted by Delaware law, the officers and directors shall not be liable for monetary damages for breach of fiduciary duty as an officer or director. In fiscal 2003, Ross renewed and modified employment agreements with J. Patrick Tinley and Robert B. Webster. The employment agreements provide the executives with severance payments and accelerated vesting of stock options and other incentive awards if the executive's employment is terminated without "cause" at any time. If Mr. Tinley is terminated without "cause," he would be entitled to (1) a severance payment of 300% of his base compensation plus 300% of his targeted bonus, (2) employee benefit coverage applicable to the executive at the time of termination for three years following the termination and (3) ninety days to exercise all vested and unvested stock options and other incentive awards. If Mr. Webster is terminated without "cause," he would be entitled to (A) a severance payment of 200% of his base compensation plus 200% of his targeted bonus, (B) employee benefit coverage applicable to the executive at the time of termination for two years following the termination and (C) ninety days to exercise all vested and unvested stock options and other incentive awards. The employment agreements also provide the executives with severance payments and accelerated vesting of stock options and other incentive awards if the executive terminates his employment with Ross for "good reason" or is terminated for any reason other than "cause" or "disability" within nine months immediately following a "change of control" of Ross. In such a case, Mr. Tinley would be entitled to a severance payment of 300% of his base compensation plus 300% of his targeted bonus, each at the time of termination, and ninety days to exercise all vested and unvested stock options and other incentive awards, and Mr. Webster would be entitled to a severance payment of 200% of his base compensation plus 200% of his targeted bonus, each at the time of termination, and ninety days to exercise all vested and unvested stock options and other incentive awards. The employment agreements define "cause" to include a willful act by the executive which constitutes fraud and which is injurious to Ross, conviction of, or a plea of "guilty" or "no contest" to, a felony or the executive's continuing repeated willful failure or refusal to perform his material duties required by the employment agreement which is injurious to Ross.

      The employment agreements define "good reason" to include a material reduction in the executive's powers or duties, one or more reductions in the executive's base compensation in the cumulative amount of five percent (5%) or more or notifying the executive that his principal place of work will be relocated by a distance of 50 miles or more. The employment agreements define "disability" as the executive's eligibility to receive immediate long-term disability benefits under Ross' long-term disability insurance plan or, if there is no such plan, under the federal Social Security program.

      The employment agreements define "change of control" to mean the occurrence of any of the following events: (a) any "person" (as such term in used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of Ross representing fifty percent (50%) or more of the combined voting power of Ross' then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors, referred to as "Base Capital Stock"; except that any change in the relative beneficial ownership of Ross' securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of Ross, or (b) the stockholders of Ross approve a definitive agreement: - to merge or consolidate Ross with or into another corporation in which the holders of the securities of Ross before such merger or reorganization will not, immediately following such merger or reorganization, hold as a group on a fully diluted basis both the ability to elect at least a majority of the directors of the surviving corporation and at least a majority in value of the surviving corporation's outstanding equity securities; or - to sell or otherwise dispose of all or substantially all of the assets of Ross or dissolve or liquidate Ross.

                   REPORT OF THE DIRECTOR NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS

      During the year ended June 30, 2003, the Director Nominating Committee of the Board consisted of three directors, Ryan, Goodhew and Dickerson, none of whom are employees of the company and each of whom is independent. The Nominating Committee held one meeting during the fiscal year ended June 30, 2003. The primary purposes of the Nominating Committee, as set out in the Director Nominating Committee Charter, is to insure that the Board of Directors is composed of appropriately competent and experienced members, and is structured to facilitate sound corporate governance and decision making. The Director Nominating Committee reviewed the composition of the Board, the members' experience and their areas of core competency. The Committee concluded that collectively and individually the members of the Board, namely, Mr. Ryan, Mr. Goodhew, Mr. Dickerson, Mr. Tinley and Mr. Webster appropriately fulfill acceptable standards of competence and diversity of experience for performance as the Company's board of directors, and should therefore be nominated for re-election.

      Stockholders may nominate one or more persons for election as directors at a meeting if they give timely notice in proper written form of the intent to make such nomination. To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary of the corporation not less than thirty-five (35) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than forty-five (45) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The Board of Directors has not adopted a formal nominating committee charter because it has determined that, due to size, composition, independence, long tenure and low turnover, there would be limited benefit to the Company or its shareholders to do so. The members of the nominating committee have been determined to be independent in accordance with the applicable rules of the SEC and Rule 4200(a)(14) of the Marketplace Rules. Additionally, the Nominating Committee has not adopted formal policies regarding stockholder nominations. The Committee will evaluate any director candidate nominated by stockholders and, based on the results of that evaluation, will determine whether to include the candidate in its recommended slate of director nominees in the proxy statement.

                    COMMUNICATING WITH THE BOARD OF DIRECTORS

      Stockholders can communicate with the members of the Board of Directors by writing to: Board of Directors, Ross Systems Inc., Two Concourse Parkway, Suite 800, Atlanta, Georgia 30328. Summaries of communications received (other than junk mail) will be shared with the Board of Directors at its regularly scheduled meetings.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
    ROSS SYSTEMS, INC., NASDAQ COMPOSITE INDEX, AND NASDAQ COMPUTER AND DATA
                                PROCESSING INDEX

      Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the NASDAQ Composite Index, the NASDAQ Computer and Data Processing Index for the period commencing on June 30, 1998 and ending on June 30, 2003.

         [PERFORMANCE GRAPH APPEARS HERE, GRAPHIC PLOTTED POINTS BELOW]

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                   1998                    1999                        2000
                   ----                    ----                        ----
--------------------------------------------------------------------------------------
             Jun    Sep   Dec     Mar   Jun    Sep    Dec    Mar    Jun    Sep    Dec
             ---    ---   ---     ---   ---    ---    ---    ---    ---    ---    ---
--------------------------------------------------------------------------------------
   Ross     100.0  64.2   94.8   67.9   59.7   65.7   79.1   58.9   32.1   17.2    4.5
            -----  ----  -----  -----  -----  -----  -----  -----  -----  -----  -----
--------------------------------------------------------------------------------------
  NASDAQ
  Market    100.0  91.3  118.6  133.0  145.4  148.9  220.0  247.2  215.0  198.3  132.8
  Index     -----  ----  -----  -----  -----  -----  -----  -----  -----  -----  -----
--------------------------------------------------------------------------------------
   NASDAQ
 Computer   100.0  97.1  126.1  152.1  158.2  164.7  277.4  274.0  223.6  206.8  127.7
  & Data    -----  ----  -----  -----  -----  -----  -----  -----  -----  -----  -----
Processing
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
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                           2001                         2002                   2003
                           ----                         ----                   ----
--------------------------------------------------------------------------------------
                 Mar    Jun    Sep     Dec    Mar    Jun     Sep    Dec    Mar     Jun
                 ---    ---    ---     ---    ---    ---     ---    ---    ---     ---
--------------------------------------------------------------------------------------
   Ross           6.0    7.1    7.0    13.5   26.5   19.1   15.2   19.5   31.3    33.6
                 ----  -----   ----   -----   ----   ----   ----   ----   ----    ----
--------------------------------------------------------------------------------------
  NASDAQ
  Market         99.1  116.8   81.1   105.4   99.8   79.6   63.9   72.9   73.3    88.4
  Index          ----  -----   ----   -----   ----   ----   ----   ----   ----    ----
--------------------------------------------------------------------------------------
   NASDAQ
 Computer        93.1  121.3   74.2   102.8   94.9   75.4   58.3   70.9   69.1    80.1
  & Data         ----  -----   ----   -----   ----   ----   ----   ----   ----    ----
Processing
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

      Assumes that $100.00 was invested on June 30, 1998 in the Company's Common Stock and each index, and that all dividends paid by companies whose shares are components of the index were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

      The foregoing Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

      The Company will mail, without charge to any stockholder upon request, a copy of its most recent annual report on Form 10-K, including the financial statements, schedules and a list of exhibits. Requests should be sent to the Corporate Secretary, Ross Systems, Inc., Two Concourse Parkway, Suite 800, Atlanta, Georgia 30328.

                                   APPENDIX A

                               ROSS SYSTEMS, INC.
                             AUDIT COMMITTEE CHARTER

      PURPOSE:

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee the Company's internal and external financial reporting processes so as to ensure the objectivity of the Company's financial statements. This independent and objective oversight responsibility for the Company's accounting functions and internal controls includes overseeing the financial reports and other financial information provided by the Company to any governmental body, regulatory body, the public and other users.

In performing this oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company as well as the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis and shall include it in the Proxy not less than once every three years.

MEMBERSHIP:

The Committee shall be comprised of at least three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD as well as the independence and experience requirements of the SEC and NASDAQ. Those rules require among other things that all of the committee members will be outside directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company other than as a director; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee shall have accounting or related financial management expertise adequate to be qualified as a "financial expert".

3. No member may receive consulting or other fees (other than Board or committee fees) from the company.

4. No member may serve as a member of the audit committee of more than two other public company Boards of directors.

In the event a Committee member faces a potential or actual conflict of interest regarding a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman. In the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

PRIMARY RESPONSIBILITIES:

The Committee's role is in an oversight capacity and it recognizes that the Company's management is primarily responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Further, the outside auditors shall be accountable to the Board and to the Committee. The Board and the Committee have the authority and responsibility to select, evaluate and, where necessary, replace the outside auditors.

In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. The Committee is not expected to define the scope of the annual audit, control the Company's accounting practices or define the standards to be used in preparation of the Company's financial statements.

The following functions shall be the standard recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may exercise judgment to diverge from this guide as appropriate given the circumstances.

1. As a whole, or through a Committee representative, the Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K). The Committee shall, with the outside auditors, review and consider the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

2. As a whole, or through a Committee representative, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports that are filed with the Securities and Exchange Commission on Form 10-Q. The Committee shall also review those matters required to be discussed by SAS No. 100. This review and discussion will occur prior to the Company's filing of the Form 10-Q.

3. At scheduled Audit Committee meetings, or at such other times as deemed appropriate, the Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls and the adequacy of the Company's accounting and financial personnel. This frank and open dialog shall include the outside accountant's judgment on the quality, not just acceptability, of the Company's accounting principles as applied in the financial statements as well as cooperation received from management in the conduct of the audit.

4. The Committee shall consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication and maintenance of codes of conduct to guard against dishonest, unethical or illegal activities.

5. The Committee shall remain current on significant developments in generally accepted accounting principles. To this end, the Committee shall periodically review any significant changes in accounting principles with the outside auditors.

6. Annually, the Committee shall request from the outside auditors a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the outside auditors any such disclosed relationships or services and their impact on the outside auditor's independence and shall have responsibility to recommend that the Board take appropriate action to oversee the independence of the outside auditor.

7. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, oversee, evaluate and, where appropriate, replace the outside auditor who shall report directly to the committee.

8. The committee shall have the authority to engage outside legal, accounting and other advisors without Board approval.

QUORUMS AND MEETINGS:

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee shall meet on a regular basis. Meetings shall be scheduled at the discretion of the Chairman provided that at least one meeting is conducted quarterly. Notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The committee shall meet separately and periodically at least twice per year with the independent auditor.

REPORTS:

The Committee will report to the Board regularly on at least a quarterly basis with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review. The Committee shall report to shareholders in Company's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter in compliance with item 306 of the SEC's regulation S-K:

      o     Review and discuss the audited financial statements with management;

      o Discuss with the independent auditor the matters required to be discussed by AICPA SAS61;

      o Receive the written disclosures from the auditor relating to its independence required by Independence Standards Board Standard No, 1;

      o Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

The Committee shall receive the quarterly disclosures required to be made to the committee by the CEO and CFO in their certifications included in the Company's Form 10-Q and 10-K relating to:

      o All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and

      o Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

The Committee shall establish and implement procedures to receive, retain and address complaints regarding accounting and auditing matters, including procedures for employees' anonymous submissions of concerns.

The Committee shall review with management and the independent auditor compliance with laws, regulations and internal procedures and contingent liabilities and discuss policies with respect to risk assessment and risk management. The committee shall periodically discuss with the company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

                                REVOCABLE PROXY
                               ROSS SYSTEMS, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                      2003 ANNUAL MEETING OF STOCKHOLDERS
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


The undersigned stockholder of Ross Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 11, 2004 and June 15, 2004 respectively, and hereby appoints J. Patrick Tinley, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of Ross Systems, Inc. to be held on July 8, 2004, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. Such attorney or substitute (if present and acting at said meeting or any adjournment(s) thereof) shall have and may exercise all of the powers of said attorney-in-fact hereunder.

1. Election of Directors
Nominees: Frank M. Dickerson, J. William Goodhew, III,
Bruce J. Ryan, J. Patrick Tinley, Robert B. Webster


                  With-    For All
         For      hold     Except
         [_]      [_]        [_]



INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of BDO Seidman, LLP as the independent auditors of Ross Systems, Inc. for the fiscal year ending June 30, 2004.


         For      Against  Abstain
         [_]       [_]       [_]s






And in their discretion upon such other matter(s) which may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR THE APPOINTMENT OF ANDERSEN LLP, OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

--------------------------------------------------------------------------------
          Please be sure to sign and date this Proxy in the box below.



----------------------------------------
                  Date


----------------------------------------
         Stockholder sign above


----------------------------------------
     Co-holder (if any) sign above

ROSS SYSTEMS, INC.
Two Concourse Parkway, Suite 800, Atlanta, GA 30328

(This Proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as a community property, both should sign).

PLEASE ACT PROMPTLY-- SIGN, DATE & MAIL YOUR PROXY CARD TODAY